                                                                    EXHIBIT 99.5


        THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES REPRESENTED BY THIS WARRANT ARE RESTRICTED AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                                SAF T LOK, INC.
                                ---------------

               FORM OF WARRANT FOR THE PURCHASE OF COMMON SHARES
               -------------------------------------------------

NO. W-                                                       ___________ SHARES

        FOR VALUE RECEIVED, SAF T LOK, INC., a Florida corporation (the "Company"), hereby certifies that ______________ or its permitted assigns is entitled to purchase from the Company, at any time or from time to time after October 13, 1997 but prior to 5:00 P.M. on October 13, 1999, __________________
___________________ (___________) fully paid and non-assessable shares of common stock, par value $.01 per share, of the Company for an aggregate purchase price of $_______ (computed on the basis of $_________ per share). (Hereinafter, (i) said common shares, together with any other equity securities which may be issued by the Company in substitution therefor, are referred to as the "Common Shares", (ii) the Common Shares purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price", (iv) the price payable hereunder for each of the Warrant Shares, as adjusted in the manner set forth in Section 3, is referred to as the "Per Share Warrant Price" and (v) this Warrant and all warrants hereinafter issued in exchange or substitution for this Warrant are referred to as the "Warrants".) The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price and the number of Warrant Shares are subject to adjustment as hereinafter provided.

        1. EXERCISE OF WARRANT. This Warrant may be exercised, in whole at any
           -------------------
time or in part from time to time (such partial exercises to be in amounts of not less than 25,000 Warrant Shares), on and after October 13, 1997, but prior to 5:00 P.M. on October 13, 1999, by the holder of this Warrant) the ("Holder") by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company at 18245 SE Federal Highway, Tequesta, Florida 33469, together with proper payment of the Aggregate Warrant Price applicable on such date, or the proportionate part thereof if this Warrant is exercised in part. Payment for Warrant Shares shall be made by check or checks, payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole Warrant Shares, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole Warrant Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Warrant Share to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

        2. RESERVATION OF WARRANT SHARES. The Company agrees that, prior to the
           -----------------------------
expiration of this Warrant, the Company will at all times have authorized and will reserve, and will keep available, solely for issuance of delivery upon the exercise of this Warrant, the shares receivable upon the exercise of this Warrant, the Warrant Shares and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer (except as may arise under applicable securities laws) and free and clear of all preemptive rights.

    3.  PROTECTION AGAINST DILUTION.
        ----------------------------
        (a) If, at any time or from time to time after the date of this Warrant, the Company shall issue to the holders of the Common Shares any Common Shares by way of a stock dividend or stock split (including, without limitation, a reverse stock split), then, and in each such case, the Per Share Warrant Price on the date of such stock dividend or stock split shall be adjusted, or further adjusted, to a price (to the nearest cent) determined by dividing (i) an amount equal to the number of Common Shares outstanding immediately prior to such issuance multiplied by the Per Share Warrant Price in effect immediately prior to such issuance by (ii) the total number of Common Shares outstanding immediately after such issuance. Upon each adjustment in the Per Share Warrant Price resulting from a stock split or stock dividend, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment. Notice of each such adjustment and each such readjustment shall be forthwith mailed to the Holder.

        (b) If the Company shall be consolidated with or merged into another corporation, or shall sell all or substantially all of its assets in part of a reorganization to which the Company is a party within the meaning of the Internal Revenue Code of 1986, as presently in effect, or shall issue a security convertible into its Common Shares as a dividend on its Common Shares, or shall reclassify or reorganize its capital structure (except a stock split covered by Subsection 3(a) hereof), each Warrant Share shall be replaced for the purposes hereof by the securities or properties issuable or distributable in respect of one Common Share upon such consolidation, merger, sale, reclassification or reorganization, and adequate provisions to that effect shall be made at the time thereof. Notice of such consolidation, merger, sale, reclassification or reorganization, and of said provisions so proposed to be made, shall be mailed to the Holder not less than 15 days prior to such event.

        (c) If the Company shall sell all or substantially all of its assets, other than as part of a reorganization to which the Company is a party within the meaning of the Internal Revenue Code of 1986, as presently in effect, or shall distribute its assets in dissolution or liquidation (other than as part of such a reorganization), the Company shall mail notice thereof to the Holder and shall make no distribution to shareholders until the expiration of 15 days from the date of mailing of said notice and then only to shareholders of record as of a date at least 15 days after the date of mailing of said notice.

        (d) If the Board of Directors of the Company shall declare any dividend or other distribution in cash with respect to the Common Shares, other than out of surplus, the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

     4. FULLY PAID SHARES; TAXES. The Company agrees that the Common Shares
        ------------------------
represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per Warrant Share is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

     5. LOSS, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the
        ---------------------
Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnify reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company's reasonably incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     6. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided therein,
        ------------------------------
this Warrant does not confer upon the Holder any right to vote or to consent or to receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

     7. COMMUNICATION. No notice or other communication under this Warrant
        -------------
shall be effective unless the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

        (a) the Company 18245 SE Federal Highway, Tequesta, Florida 33469, or such other address as the Company has designated in writing to the Holder, or

        (b) the Holder c/o Cohen & Cohen, 445 Park Avenue, New York, NY 10022, or such other address as the Holder has designated in writing to the Company.

     8. HEADINGS. The headings of this Warrant have been inserted as a matter of
        --------
convenience and shall not affect the construction hereof.

     9. APPLICABLE LAW. This Warrant shall be governed by and construed in
        --------------
accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, SAF T LOK, INC. has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed this 13th day of October, 1997.


ATTEST:                                 SAF T LOK, INC.


---------------------------         By: -------------------------------
Secretary


[Corporate Seal]

                                  ASSIGNMENT

             (TO BE EXECUTED BY THE REGISTERED HOLDER TO EFFECT A
                        TRANSFER OF THE WITHIN WARRANT)

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

                                    (Name)

                                    (Address)

the right to purchase _________ shares of Common Stock of Saf T Lok, Inc. evidenced by the within Warrant, together with all right title and interest therein, and do irrevocably constitute and appoint

                                    (Name)

attorney to transfer the said right on the books of said Corporation with full power of substitution in the premises.

Dated:______________________


                                              __________________________
                                                       Signature

                                 PURCHASE FORM
                                 ------------
                   (To be executed upon exercise of Warrant)

To: SAF T LOK, INC.

        The undersigned hereby exercises the right to ___________ shares of Common Stock of Saf T Lok, Inc., evidenced by the within Warrant according to the terms and conditions thereof, and herewith makes payment of the purchase price in full.


Dated:______________________________,

                                            _________________________________
                                                         Signature



                                            Signature